Exhibit 99.2

LCNB Corp. and Subsidiaries
Financial Highlights
(Dollars in thousands, except per share amounts)
(Unaudited)

	Three Months Ended					Year Ended
	12/31/2017	9/30/2017	6/30/2017	3/31/2017	12/31/2016	12/31/2017	12/31/2016
Condensed Income Statement
Interest income	$11,610	11,055	10,934	10,864	11,226	44,463	43,750
Interest expense	953	908	861	877	887	3,599	3,504
Net interest income	10,657	10,147	10,073	9,987	10,339	40,864	40,246
Provision for loan losses	(10)	(12)	222	15	55	215	913
Net interest income after provision	10,667	10,159	9,851	9,972	10,284	40,649	39,333
Non-interest income	2,579	2,659	2,790	2,430	2,615	10,458	10,853
Non-interest expense	8,612	8,672	8,611	7,968	7,908	33,863	33,261
Income before income taxes	4,634	4,146	4,030	4,434	4,991	17,244	16,925
Provision for income taxes	1,017	1,040	1,027	1,188	1,337	4,272	4,443
Net income	$3,617	3,106	3,003	3,246	3,654	12,972	12,482
Accreted income on acquired loans	$606	90	180	220	495	1,096	1,365
Tax-equivalent net interest income	$11,062	10,569	10,494	10,410	10,772	42,549	41,908

Per Share Data
Dividends per share	$0.16	0.16	0.16	0.16	0.16	0.64	0.64
Basic earnings per common share	$0.37	0.31	0.30	0.32	0.37	1.30	1.26
Diluted earnings per common share	$0.36	0.31	0.30	0.32	0.37	1.29	1.25
Book value per share	$14.99	14.94	14.77	14.52	14.30	14.99	14.30
Tangible book value per share	$11.64	11.57	11.38	11.11	10.86	11.64	10.86
Average basic common shares outstanding	10,013,777	10,008,807	10,004,422	9,995,054	9,985,936	10,005,575	9,948,057
Average diluted common shares outstanding	10,020,566	10,015,204	10,011,312	10,002,878	9,991,975	10,012,511	9,976,370
Shares outstanding at period end	10,023,059	10,018,507	10,014,004	10,009,642	9,998,025	10,023,059	9,998,025

Selected Financial Ratios
Return on average assets	1.11%	0.94%	0.91%	1.01%	1.10%	0.99%	0.96%
Return on average equity	9.49%	8.22%	8.15%	9.10%	9.91%	8.74%	8.60%
Dividend payout ratio	43.24%	51.61%	53.33%	50.00%	43.24%	49.23%	50.79%
Net interest margin (tax equivalent)	3.73%	3.52%	3.50%	3.55%	3.56%	3.58%	3.51%
Efficiency ratio (tax equivalent)	63.13%	65.56%	64.82%	62.06%	59.07%	63.88%	63.04%

Selected Balance Sheet Items
Cash and cash equivalents	$25,386	21,203	29,967	33,274	18,865
Investment securities and stock	317,413	353,634	373,595	371,501	368,032

Loans:
Commercial and industrial	$36,057	36,049	38,651	40,039	41,878
Commercial, secured by real estate	527,947	510,158	495,255	475,594	477,275
Residential real estate	251,582	253,530	258,710	260,853	265,788
Consumer	17,450	17,956	17,475	17,646	19,173
Agricultural	15,194	15,677	16,014	15,459	14,802
Other, including deposit overdrafts	539	570	547	609	633
Deferred net origination costs	291	264	281	281	254
Loans, gross	849,060	834,204	826,933	810,481	819,803
Less allowance for loan losses	3,403	3,407	3,382	3,328	3,575
Loans, net	$845,657	830,797	823,551	807,153	816,228

	Three Months Ended					Year Ended
	12/31/2017	9/30/2017	6/30/2017	3/31/2017	12/31/2016	12/31/2017	12/31/2016
Selected Balance Sheet Items, continued
Total earning assets	$1,170,700	1,193,648	1,211,096	1,200,544	1,188,322
Total assets	1,295,638	1,314,319	1,335,571	1,319,074	1,306,799
Total deposits	1,085,821	1,121,523	1,143,920	1,148,198	1,110,905
Short-term borrowings	47,000	30,000	31,712	15,957	42,040
Long-term debt	303	363	402	480	598
Total shareholders’ equity	150,271	149,713	147,927	145,318	142,944
Equity to assets ratio	11.60%	11.39%	11.08%	11.02%	10.94%
Loans to deposits ratio	78.20%	74.38%	72.29%	70.59%	73.80%

Tangible common equity (TCE)	$116,289	115,527	113,542	110,745	108,178
Tangible common assets (TCA)	1,261,656	1,280,133	1,301,186	1,284,501	1,272,033
TCE/TCA	9.22%	9.02%	8.73%	8.62%	8.50%

Selected Average Balance Sheet Items
Cash and cash equivalents	$18,787	21,609	33,639	26,672	28,422	25,132	29,346
Investment securities and stock	332,225	363,039	373,295	366,499	380,138	358,682	390,621

Loans	$840,526	824,183	811,186	813,597	812,537	822,452	792,526
Less allowance for loan losses	3,407	3,324	3,334	3,557	3,654	3,405	3,318
Net loans	$837,119	820,859	807,852	810,040	808,883	819,047	789,208

Total earning assets	$1,175,180	1,190,860	1,202,129	1,188,383	1,204,360	1,189,106	1,195,541
Total assets	1,295,293	1,313,476	1,321,442	1,308,591	1,316,037	1,309,501	1,305,132
Total deposits	1,096,966	1,133,072	1,148,206	1,125,457	1,138,740	1,125,866	1,131,179
Short-term borrowings	34,440	17,936	15,030	28,500	20,406	23,976	17,952
Long-term debt	323	383	441	537	620	421	826
Total shareholders’ equity	151,154	150,032	147,826	144,672	146,602	148,443	145,161
Equity to assets ratio	11.67%	11.42%	11.19%	11.06%	11.14%	11.34%	11.12%
Loans to deposits ratio	76.62%	72.74%	70.65%	72.29%	71.35%	73.05%	70.06%

Asset Quality
Net charge-offs (recoveries)	$(7)	(36)	168	262	278	387	467
Other real estate owned	0	0	0	0	0	0	0

Non-accrual loans	2,965	4,387	3,747	3,869	5,725	2,965	5,725
Loans past due 90 days or more and still accruing	0	95	141	12	23	0	23
Total nonperforming loans	$2,965	4,482	3,888	3,881	5,748	2,965	5,748

Net charge-offs (recoveries) to average loans	0.00%	(0.02)%	0.08%	0.13%	0.14%	0.09%	0.12%
Allowance for loan losses to total loans	0.40%	0.41%	0.41%	0.41%	0.44%	0.40%	0.44%
Nonperforming loans to total loans	0.35%	0.54%	0.47%	0.48%	0.70%	0.35%	0.70%
Nonperforming assets to total assets	0.23%	0.34%	0.29%	0.29%	0.44%	0.23%	0.44%

Assets Under Management
LCNB Corp. total assets	$1,295,638	1,314,319	1,335,571	1,319,074	1,306,799
Trust and investments (fair value)	362,486	326,642	315,450	316,856	303,534
Mortgage loans serviced	92,818	96,241	98,234	99,324	100,982
Cash management	84,344	77,780	45,519	29,102	30,319
Brokerage accounts (fair value)	229,006	219,960	209,019	199,019	188,663
Total assets managed	$2,064,292	2,034,942	2,003,793	1,963,375	1,930,297

LCNB CORP. AND SUBSIDIARIES
CONSOLIDATED CONDENSED BALANCE SHEETS

(Dollars in thousands)

	December 31, 2017 (Unaudited)	December 31, 2016
ASSETS:
Cash and due from banks	$21,159	18,378
Interest-bearing demand deposits	4,227	487
Total cash and cash equivalents	25,386	18,865
Investment securities:
Available-for-sale, at fair value	278,472	320,659
Held-to-maturity, at cost	32,571	41,003
Federal Reserve Bank stock, at cost	2,732	2,732
Federal Home Loan Bank stock, at cost	3,638	3,638
Loans, net	845,657	816,228
Premises and equipment, net	34,927	30,244
Goodwill	30,183	30,183
Core deposit and other intangibles	3,799	4,582
Bank owned life insurance	27,985	27,307
Other assets	10,288	11,358
TOTAL ASSETS	$1,295,638	1,306,799

LIABILITIES:
Deposits:
Noninterest-bearing	$283,212	271,332
Interest-bearing	802,609	839,573
Total deposits	1,085,821	1,110,905
Short-term borrowings	47,000	42,040
Long-term debt	303	598
Accrued interest and other liabilities	12,243	10,312
TOTAL LIABILITIES	1,145,367	1,163,855

COMMITMENTS AND CONTINGENT LIABILITIES	—	—

SHAREHOLDERS' EQUITY:
Preferred shares – no par value, authorized 1,000,000 shares, none outstanding	—	—
Common shares – no par value, authorized 19,000,000 shares at December 31, 2017 and 2016; issued 10,776,686 and 10,751,652 shares at December 31, 2017 and 2016, respectively	76,977	76,490
Retained earnings	87,301	80,736
Treasury shares at cost, 753,627 shares at December 31, 2017 and 2016	(11,665)	(11,665)
Accumulated other comprehensive loss, net of taxes	(2,342)	(2,617)
TOTAL SHAREHOLDERS' EQUITY	150,271	142,944
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$1,295,638	1,306,799

LCNB CORP. AND SUBSIDIARIES
CONSOLIDATED CONDENSED STATEMENTS OF INCOME
(Dollars in thousands, except per share data)
(Unaudited)

	Three Months Ended December 31,		Year Ended December 31,
	2017	2016	2017	2016
INTEREST INCOME:
Interest and fees on loans	$9,738	9,205	36,571	35,600
Interest on investment securities –
Taxable	978	1,054	4,328	4,582
Non-taxable	753	834	3,130	3,199
Other short-term investments	141	133	434	369
TOTAL INTEREST INCOME	11,610	11,226	44,463	43,750
INTEREST EXPENSE:
Interest on deposits	839	875	3,378	3,440
Interest on short-term borrowings	112	8	209	38
Interest on long-term debt	2	4	12	26
TOTAL INTEREST EXPENSE	953	887	3,599	3,504
NET INTEREST INCOME	10,657	10,339	40,864	40,246
PROVISION FOR LOAN LOSSES	(10)	55	215	913
NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES	10,667	10,284	40,649	39,333
NON-INTEREST INCOME:
Fiduciary income	869	815	3,473	3,286
Service charges and fees on deposit accounts	1,350	1,296	5,236	5,008
Net gain on sales of securities	15	125	233	1,082
Bank owned life insurance income	191	193	867	746
Gains from sales of loans	30	69	166	244
Other operating income	124	117	483	487
TOTAL NON-INTEREST INCOME	2,579	2,615	10,458	10,853
NON-INTEREST EXPENSE:
Salaries and employee benefits	4,678	4,478	18,585	18,215
Equipment expenses	336	281	1,172	1,048
Occupancy expense, net	724	564	2,613	2,271
State financial institutions tax	286	278	1,137	1,114
Marketing	232	166	873	696
Amortization of intangibles	189	189	751	753
FDIC insurance premiums	103	52	423	547
Contracted services	325	283	1,255	1,033
Other real estate owned	2	17	10	624
Merger-related expenses	108	—	118	—
Other non-interest expense	1,629	1,600	6,926	6,960
TOTAL NON-INTEREST EXPENSE	8,612	7,908	33,863	33,261
INCOME BEFORE INCOME TAXES	4,634	4,991	17,244	16,925
PROVISION FOR INCOME TAXES	1,017	1,337	4,272	4,443
NET INCOME	$3,617	3,654	12,972	12,482

Dividends declared per common share	$0.16	0.16	0.64	0.64
Earnings per common share:
Basic	0.37	0.37	1.30	1.26
Diluted	0.36	0.37	1.29	1.25
Weighted average common shares outstanding:
Basic	10,013,777	9,985,936	10,005,575	9,948,057
Diluted	10,020,566	9,991,975	10,012,511	9,976,370

Contacts
LCNB Corp.
Steve P. Foster, CEO & President, 800-344-BANK
Robert C. Haines II, Executive Vice President and CFO, 800-344-BANK